UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  05/27/2008

First Data Corporation
(Exact name of registrant as specified in its charter)

Commission File Number:  001-11073

Delaware	47-0731996
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

6200 South Quebec Street
Greenwood Village, Colorado 80111
(Address of principal executive offices, including zip code)

(303) 967-8000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events

On May 27, 2008, First Data Corporation (the "Company") and JPMorgan Chase announced that they had agreed to end the Company's largest merchant alliance, Chase Payment Solutions, LLC (the "Alliance"), by the end of 2008. Under the agreement, the Company will receive assets and other consideration equivalent to our 49% interest in the Alliance. A copy of the press release issued by the Company and JPMorgan Chase relating to the end of the Alliance is included as Exhibit 99.1 to this report.

Item 9.01.    Financial Statements and Exhibits

(d)         The following is a list of the Exhibits filed with this report.

Exhibit

Number          Description of Exhibit

99.1         Press Release issued by the Company and JPMorgan Chase on May 27, 2008.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Data Corporation

Date: May 27, 2008	By:	/s/ Stanley J. Andersen
Stanley J. Andersen
Assistant Secretary

Exhibit Index

Exhibit No.	Description
EX-99.1